UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2021 (April 15, 2021)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.

001-38646	Dow Inc.	Delaware	30-1128146

2211 H.H. Dow Way, Midland, MI 48674

(989) 636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

(d) As described in Item 5.07 below, at the 2021 Annual Meeting of Stockholders of Dow (the “2021 Meeting”), the Company’s stockholders elected the eleven nominees named in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (“SEC”) on March 5, 2021 (“Proxy Statement”), to serve on the Board until the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

The Board determined that each of the elected Directors (except Mr. Fitterling) is independent in accordance with the standards of independence of the New York Stock Exchange, rules and as described in Dow’s Corporate Governance Guidelines. There is no arrangement or understanding between the elected Directors and any other person pursuant to which they were selected as a director of the Company. There are no transactions in which the Directors have an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Directors participate in compensation arrangements for non-employee directors as described under the heading “Director Compensation” in the Proxy Statement.

The Board then elected the following directors to serve on the designated committees of the Board effective April 15, 2021 until the first Board meeting following the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified:

Audit Committee: Wesley G. Bush, Debra L. Dial, Jacqueline C. Hinman and Daniel W. Yohannes were elected as members of the Audit Committee of the Board. Richard K. Davis was elected the Chair of the committee.

Compensation and Leadership Development Committee: Samuel R. Allen, Gaurdie Banister Jr., Luis Alberto Moreno and Jill S. Wyant were elected as members of the Compensation and Leadership Development Committee of the Board. Jeff M. Fettig was elected the Chair of the committee.

Corporate Governance Committee: Wesley G. Bush, Richard K. Davis, Jeff M. Fettig and Jacqueline C. Hinman were elected as members of the Corporate Governance Committee of the Board. Samuel R. Allen was elected the Chair of the committee.

Environment, Health, Safety & Technology Committee: Gaurdie Banister Jr., Wesley G. Bush, Debra L. Dial, Luis Alberto Moreno, Jill S. Wyant and Daniel W. Yohannes were elected as members of the Environment, Health, Safety & Technology Committee of the Board. Jacqueline C. Hinman was elected the Chair of the committee.

Compensatory Arrangements of Certain Officers

(e) As described in Item 5.07 below, at the 2021 Meeting the Company’s stockholders approved an amendment to the 2019 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 50 million shares. The Board of Directors had previously approved the amendment on February 11, 2021, subject to stockholder approval. The amendment became effective upon approval by the stockholders. A description of the 2019 Stock Incentive Plan as amended is set forth in the Proxy Statement and incorporated herein by reference. A copy of the amendment to the 2019 Stock Incentive Plan is attached hereto as Exhibit 10.5.7 and incorporated herein by reference. All executive officers are eligible under the 2019 Stock Incentive Plan as amended.

(e) As described in Item 5.07 below, at the 2021 Meeting the Company’s stockholders approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The Board of Directors had previously approved the ESPP on February 11, 2021, subject to stockholder approval. The ESPP became effective upon approval by the stockholders. A description of the ESPP is set forth in the Proxy Statement and incorporated herein by reference. A copy of the ESPP is attached hereto as Exhibit 10.11 and incorporated herein by reference. All executive officers are eligible to participate in the ESPP.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 15, 2021, Dow held the 2021 Meeting. As of the close of business on February 22, 2021, the record date for the 2021 Meeting, 745,224,858 shares of the Company’s common stock were outstanding and entitled to vote. A total of 627,329,496 shares of common stock were voted in person or by proxy, representing 84.17% percent of the shares entitled to be voted. The following are the final voting results on the matters considered and voted upon at the 2021 Meeting, all of which are described in the Proxy Statement.

Agenda Item 1 – Election of Directors.

The Company’s stockholders elected the following eleven nominees to serve on the Board of Directors of the Company until the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	507,497,566	15,412,378	2,083,673	102,335,879
Gaurdie Banister Jr.	516,971,767	5,891,838	2,130,012	102,335,879
Wesley G. Bush	514,439,767	8,441,919	2,111,931	102,335,879
Richard K. Davis	512,023,875	10,809,212	2,160,530	102,335,879
Debra L. Dial	518,597,547	4,394,421	2,001,649	102,335,879
Jeff M. Fettig	499,528,304	23,443,745	2,021,568	102,335,879
Jim Fitterling	490,580,649	29,884,358	4,528,610	102,335,879
Jacqueline C. Hinman	512,014,010	11,038,272	1,941,335	102,335,879
Luis Alberto Moreno	518,239,765	4,629,904	2,123,948	102,335,879
Jill S. Wyant	517,080,330	5,946,216	1,967,071	102,335,879
Daniel W. Yohannes	513,859,599	8,990,001	2,144,017	102,335,879

Agenda Item 2 – Advisory Resolution to Approve Executive Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
494,084,063	27,358,108	3,551,446	102,335,879

Agenda Item 3 – Approval of the Amendment to the 2019 Stock Incentive Plan.

The Company’s stockholders approved the Amendment to the 2019 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
438,974,195	82,968,518	3,050,904	102,335,879

Agenda Item 4 – Approval of the 2021 Employee Stock Purchase Plan.

The Company’s stockholders approved the 2021 Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
517,245,018	5,781,088	1,967,511	102,335,879

Agenda Item 5 – Ratification of the Appointment of the Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

For	Against	Abstain	Broker Non-Votes
603,372,514	22,163,168	1,793,814	0

Agenda Item 6 – Stockholder Proposal.

The Company’s stockholders did not approve the stockholder proposal on shareholder right to act by written consent.

For	Against	Abstain	Broker Non-Votes
203,310,558	316,701,072	4,981,987	102,335,879

Item 7.01 Regulation FD Disclosure.

On April 15, 2021, the Company issued a press release announcing the preliminary results from the 2021 Meeting. A copy of the press release is attached hereto as Exhibit 99.1, which shall be furnished and not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other.

Board Leadership Structure

Effective April 15, 2021, the Board elected Richard K. Davis to serve as Lead Director until the 2022 Annual Meeting of Stockholders or until a successor is duly elected and qualified.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description

10.5.7	An Amendment to the Dow Inc. 2019 Stock Incentive Plan effective as of April 15, 2021

10.11	Dow Inc. 2021 Employee Stock Purchase Plan effective as of April 15, 2021

99.1	Press Release of Dow Inc. dated April 15, 2021

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

Date: April 16, 2021

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary